UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22406

Mirae Asset Discovery Funds

(Exact name of registrant as specified in charter)

625 Madison Avenue, 3rd Floor New York, NY	10022
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Ste 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 205-8300

Date of fiscal year end:     April 30

Date of reporting period:   April 30, 2019

Item 1. Reports to Stockholders.

Mirae Asset Discovery Funds
Annual Report
April 30, 2019
Emerging Markets Fund
Asia Fund
Emerging Markets Great Consumer Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports, like this one, will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by contacting the Fund at 1-888-335-3417 or by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-335-3417 or by contacting your financial intermediary. Your election to receive reports in paper will apply to all Funds you hold in the Mirae fund complex and with your financial intermediary.

i

Shareholder Letter (unaudited)	April 30, 2019

Dear Shareholder,
The multi-year rally in emerging market equities corrected in 2018, but continued on a positive path into 2019. Last year’s volatility came from a combination of escalating trade tensions between the U.S. and China, continued U.S. rate hikes, and fears over a hard “Brexit”. This combination led investors to fear slower global economic growth and move into more conservative asset classes. Additionally, emerging markets faced uncertain and polarizing elections in certain countries in Latin America and Eastern Europe. The tide turned quickly though, as investors saw progress on U.S. trade negotiations (with both China and Mexico) and the Federal Reserve Board pivoted to a dovish tone leading the market to reverse interest rate hike expectations. Mirae Asset’s investment teams used the correction to identify dislocations between asset prices and fundamentals, and increased core positions that drove outperformance into the second half of the fiscal year.
Emerging markets continue to benefit from both political and economic reform stories. In China, the government introduced new stimulus measures, which we expect to continue as uncertainties surrounding U.S.-China trade persists. We believe that the re-escalation in trade tensions is temporary and see a continued gradual growth recovery. In India, national elections began in April and recent polls indicate that Prime Minister Narendra Modi’s Bharatiya Janata Party-led National Democratic Alliance is likely to retain power. The outcome will likely influence the market in the short-term, but we do not expect the election results to materially change the broader economic growth outlook. The U.S. also signed a new trade agreement with Mexico and Canada, erasing fears that President Trump would end the NAFTA* relationship. Brazil, for the first time in fourteen years, elected a market friendly President who supports fiscal responsibility and central bank autonomy. Russia’s central bank continued to keep inflation under control, which allowed for single digit interest rates, which stimulated borrowing and growth. Looking into the rest of 2019, we anticipate that the market will keep a close eye on elections in India, South Africa, and Argentina. The latter which, along with Saudi Arabia, is entering the MSCI Emerging Market Index this June.
Increasing oil and iron ore prices helped commodities drive earnings improvements during the year. Strong oil and iron ore prices benefitted exporters such as Russian, the UAE and Brazil. An additional key driver for both commodity and emerging market prices was the tepid dollar environment during this past year (increase in the DXY index of 20 basis points for the year). Recent communications from the U.S. Federal Reserve Board have been more dovish in tone, leading us to believe that a favorable U.S. dollar environment should continue for the foreseeable future.
With fundamentals still intact, we saw any pullback as a unique opportunity to build larger positions in high conviction holdings. We continue to see a rare combination of attractive valuations, improving growth expectations, and positive reform stories in emerging market economies. We continue to find quality management teams focused on building sustainable businesses that take advantage of rising incomes, financial inclusion, changing spending patterns, and consumption. Overall, we are optimistic on the asset class and firmly believe that a selective and active strategy is essential for responsibly navigating emerging markets.
Best regards,
Peter Lee, Ph.D., CFA
Chief Executive Officer
Mirae Asset Discovery Funds
* NAFTA = North American Free Trade Agreement
Basis Point (bp) is a unit that is equal to 1/100th of 1% and is used to denote the change in the value or rate of a financial instrument.
DXY Index is a measure of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners’ currencies.
MSCI Emerging Markets (EM) Index captures large and mid cap representation across 24 Emerging Market countries.
Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2019

Emerging Markets Fund
Manager Commentary
The Emerging Markets Fund (the “Fund”) – Class I Shares returned -7.14% for the period May 1, 2018 through April 30, 2019. During the same period, the Fund’s benchmark index, the MSCI Emerging Markets Index, returned -4.68%.
Stock selection in South Africa and allocation effects in Brazil were the largest positive contributors to the Fund’s performance. The largest negative contributor to performance came from stock selection in China. On a sector basis, the Fund’s positions in the Financials sector had the largest positive impact to performance while holdings in the Consumer Discretionary sector was the largest detractor from performance. On a stock level, the top contributors were Banco do Brasil, Shanghai International Airport, and ICI Bank Limited and the biggest detractors were Vipshop Holdings, Tonghua Dongbao Pharmaceutical, and DP Eurasia.
The multi-year rally in emerging markets equities saw a correction in 2018, and continued on a positive path into 2019. Last year’s volatility came from a combination of escalating trade tension between the U.S. and China, continued U.S. rate hikes, and fears over a hard “Brexit”. This combination led investors to fear slower global economic growth and move into more conservative asset classes. Additionally, emerging markets faced uncertain and polarizing elections in Brazil, Mexico, Colombia, and Turkey. The tide turned quickly, though, as investors saw progress on U.S. trade negotiations (with both China and Mexico) and the Federal Reserve Board pivoted to a dovish tone leading the market to reverse interest rate hike expectations. We used the correction to identify dislocations between asset prices and fundamentals, and increase core positions.
Emerging market countries continue to benefit from both political and economic reform stories. In China, the government introduced new stimulus measures, which have translated into economic strength and better-than-expected first quarter growth numbers. We expect policy support to continue as uncertainties surrounding U.S.-China trade persists. Importantly, the Chinese government still has many levers it can utilize to stimulate the economy, particularly given that the stimulus, thus far, has been measured. In India, national elections began on April 11th. Opinion polls indicate that Prime Minister Narendra Modi’s Bharatiya Janata Party-led National Democratic Alliance is likely to retain power. The outcome will likely influence the market in the short-term; however, we do not expect the election outcome to materially change the broader economic growth outlook. The U.S. also signed a new trade agreement with Mexico and Canada, erasing fears that President Trump would end the North American Free Trade Agreement (NAFTA) relationship. Brazil, for the first time in fourteen years, elected a market friendly President who supports fiscal responsibility and central bank autonomy. Russia’s central bank continued to keep inflation under control, which allowed for single digit interest rates, which stimulated borrowing and growth. Looking into the rest of 2019, we anticipate that the market will keep a close eye on elections in India, South Africa, and Argentina. The latter which, along with Saudi Arabia, is entering the MSCI Emerging Market Index this June.
Commodity prices also helped drive earnings improvement over the year. Oil, after rallying over 45% in the previous year, continued to climb 6.45%, as the OPEC Plus agreement and Iran sanctions continued to pressure supply. Iron ore climbed 8.8% off of improved supply and demand conditions, and copper and gold were both relatively flat for the year. The strong oil and iron ore prices benefitted exporters such as Russia, the UAE, and Brazil. It’s important to note that the tepid dollar environment served as a key driver for both commodity and emerging market asset prices. The U.S. dollar, as measured by the DXY Index, was only up 20 basis points during the year. Given the U.S. Federal Reserve Board’s dovish tone and an increasing growth differential favoring emerging markets over developed markets, we believe that the favorable U.S. dollar environment should remain for the foreseeable future.
U.S.-China trade tensions remain a key downside risk, but our current base case is that the re-escalation in trade tensions is temporary and we see a continued gradual growth recovery. Increased tariffs will likely negatively impact growth; however, we believe that further easing policies will be able to mitigate some of these effects.
With fundamentals still intact, we saw the 2018 dislocation as a unique opportunity to build larger positions in high conviction holdings. We continue to see a rare combination of attractive valuations, improving growth expectations, and positive reform stories in emerging markets. We continue to find quality management teams focused on building sustainable businesses that take advantage of rising incomes, financial inclusion, changing spending patterns, and consumption. Overall, we are optimistic on emerging markets and firmly believe that a selective and active strategy is essential for responsibly navigating the asset class.
Basis Point (bp) is a unit that is equal to 1/100th of 1% and is used to denote the change in the value or rate of a financial instrument.
DXY Index is a measure of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners’ currencies.
MSCI Emerging Markets (EM) Index captures large and mid cap representation across 24 Emerging Market countries.
OPEC Plus is an alliance between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC producers to rebalance the oil market.
Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. The performance quoted reflects fee waivers or expense reimbursements in effect and would have been lower in their absence. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2019

Risk Factors
Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Emerging Market Risk – Investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.
Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.
Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.
You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.
There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2019

Emerging Markets Fund
INVESTMENT OBJECTIVE
The Emerging Markets Fund (“the Fund”) seeks to achieve long-term capital growth.
FUND PERFORMANCE (AS OF 4/30/19)
	Average Annual Total Returns			Expense Ratios(a)
	One Year	Five Year	Since Inception (9/24/10)	Gross	Net
Class A (MALGX)	-7.31%	5.08%	2.90%	2.02%	1.40%
Class A (with sales charge)(b)	-12.62%	3.85%	2.19%	2.02%	1.40%
Class C (MCLGX)	-8.01%	4.26%	2.10%	2.86%	2.15%
Class C (with sales charge)(c)	-8.09%	4.26%	2.10%	2.86%	2.15%
Class I (MILGX)	-7.14%	5.31%	3.14%	1.88%	1.15%
MSCI Emerging Markets Index(d)	-4.68%	4.42%	3.02%
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*
*
The chart represents historical performance of a hypothetical investment of  $10,000 in the Emerging Markets Fund and reflects the reinvestment of dividends and capital gains in the Fund.

(a)
The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2018. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2019, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund’s investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2019 can be found in the financial highlights.

(b)
Reflects the 5.75% maximum sales charge.

(c)
Reflects the 1.00% maximum deferred sales charge.

(d)
MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee waivers or reimbursements during the applicable periods. If such fee waivers or reimbursements had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2019

Asia Fund
Manager Commentary
The Asia Fund (the “Fund”) – Class I Shares returned -8.64% for the period May 1, 2018 through April 30, 2019. During the same period, the Fund’s benchmark index, the MSCI AC Asia ex-Japan Index, returned -3.82%.
Stock selection and allocation effects in Indonesia and stock selection in Malaysia were the largest positive contributors to the Fund’s performance. The largest negative contributor to performance came from stock selection in India. On a sector basis, the Fund’s positions in the Industrials sector had the largest positive impact on performance while holdings in the Consumer Discretionary sector detracted from performance. On a stock level, the top contributors were Shanghai International Airport, Ping An Insurance (Group), and TAL Education Group and the biggest detractors were Tonghua Dongbao, Vipshop Holdings, and Yes Bank Limited.
Asian ex-Japan equities witnessed a volatile period in the second half of 2018 as macro concerns over U.S.-China trade, rising interest rates, and a strong U.S. dollar affected investor sentiment. As a result, Asian markets, particularly China, experienced high-selling pressure. As some of these macro headwinds receded at the beginning of the year, investor sentiment rebounded and Asian markets became more attractive to investors.
GDP, manufacturing, and consumer spending data point to signs that China’s economy is softening. This is partly due to the lingering effects of the government’s earlier deleveraging efforts as well as regulatory changes that affected certain sectors. Since July 2018, when U.S.-China trade tensions began, Chinese policymakers have shifted towards policy stimulus, including tax cuts, monetary easing and fiscal spending. We expect policy support to continue as uncertainties surrounding U.S.-China trade persists. Importantly, the Chinese government still has many levers it can utilize to stimulate the economy, particularly given that the stimulus, thus far, has been measured.
In India, earlier concerns on inflation and the current account deficit have largely alleviated since oil prices have declined from October’s peak levels. The Reserve Bank of India has turned more dovish, reducing interest rates by 25 basis points with policy rates currently at 6.0% and inflation running at 2.9%.(1) This was mostly driven by a deceleration in high-frequency indicators this year as well as reduced inflation expectations. The first phase of India’s national elections began on April 11th. Opinion polls indicate that Prime Minister Narendra Modi’s Bharatiya Janata Party-led National Democratic Alliance is likely to retain power. The outcome will likely influence the market in the short-term; however, is important to note that India has maintained economic growth under various parties and coalitions over the past two decades, and we do not expect the election outcome to materially change the broader economic growth outlook.
Taiwan and South Korea’s trade data have trended weaker since the second half of last year. Domestic demand remains subdued as employment and wage growth continue to be sluggish. In the ASEAN region, recent inflation data has softened and combined with a more dovish U.S. Federal Reserve Board, we believe that Asian central banks should have room to cut rates this year. In Indonesia, we believe that President Joko Widodo’s re-election win should be viewed as a positive for the equity market as it will likely provide policy stability.
U.S.-China trade tensions remain a key downside risk, but our current base case is that the re-escalation in trade tensions is temporary and we see a continued gradual growth recovery. Increased tariffs will likely negatively impact growth; however, we believe that further easing policies will be able to mitigate some of these effects. Overall, the Fund is positioned away from exporters and more geared towards domestic demand stories in China, including leading names in education, consumer staples and internet/e-commerce. We believe that these sectors will be more resilient in the current environment, particularly if policymaker’s further support domestic demand, which we have already seen via various tax cuts and spending policies. In addition, in our view a favorable election outcome in India should benefit the Fund as it will likely provide growth certainty for the next five years and may help reverse the underperformance of Indian mid-caps over the past 12 months.
Association of Southeast Asia Nations (ASEAN) is the organization of countries in Southeast Asia set up to promote cultural, economic and political development in the region.
Basis Point (bp) is a unit that is equal to 1/100th of 1% and is used to denote the change in the value or rate of a financial instrument.
Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period.
MSCI AC Asia Pacific ex Japan Index captures large and mid cap representation across 4 of 5 Developed Markets countries (excluding Japan) and 9 Emerging Markets countries in the Asia Pacific region.
Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. The performance quoted reflects fee waivers or expense reimbursements in effect and would have been lower in their absence. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

(1)
As of 4/30/19

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2019

Risk Factors
Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Emerging Market Risk – Investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.
Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.
Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.
You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.
There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2019

Asia Fund
INVESTMENT OBJECTIVE
The Asia Fund (“the Fund”) seeks to achieve long-term capital growth.
FUND PERFORMANCE (AS OF 4/30/19)
	Average Annual Total Returns			Expense Ratios(a)
	One Year	Five Year	Since Inception (9/24/10)	Gross	Net
Class A (MALAX)	-8.84%	5.77%	5.05%	2.09%	1.40%
Class A (with sales charge)(b)	-14.11%	4.53%	4.32%	2.09%	1.40%
Class C (MCLAX)	-9.55%	4.99%	4.27%	2.85%	2.15%
Class C (with sales charge)(c)	-10.29%	4.99%	4.27%	2.85%	2.15%
Class I (MILAX)	-8.64%	6.02%	5.31%	1.97%	1.15%
MSCI All Country Asia ex-Japan Index(d)	-3.82%	7.00%	5.62%
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*
*
The chart represents historical performance of a hypothetical investment of  $10,000 in the Asia Fund and reflects the reinvestment of dividends and capital gains in the Fund.

(a)
The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2018. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2019, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund’s investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2019 can be found in the financial highlights.

(b)
Reflects the 5.75% maximum sales charge.

(c)
Reflects the 1.00% maximum deferred sales charge.

(d)
MSCI All Country Asia ex-Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia region excluding Japan. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee waivers or reimbursements during the applicable periods. If such fee waivers or reimbursements had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2019

Emerging Markets Great Consumer Fund
Manager Commentary
The Emerging Markets Great Consumer Fund (the “Fund”) – Class I Shares outperformed the Fund’s benchmark, the MSCI Emerging Markets Index, for the period May 1, 2018 through April 30, 2019. The Fund gained 1.25% whereas the benchmark returned -4.68%.
On a sector basis, Financials and Industrials were leading contributors to the Fund’s outperformance during the fiscal period mainly due to stock selection. Energy was the largest detractor due to both allocation effects and stock selection. With regards to country exposure, China was the top contributor to relative performance due to strong stock selection. Stock selection and allocation effects in Brazil also had a positive impact on relative performance. Allocation effects in Taiwan, however, had the biggest negative impact. On a stock level, the top contributors were Shanghai International Airport, Banco do Brasil, and Foshan Haitian Flavouring & Food Co., and the biggest detractors were Amorepacific, Visphop Holdings and DP Eurasia.
The multi-year rally in emerging market equities saw a correction in 2018, but continued on a positive path into 2019. Last year’s volatility came from a combination of escalating trade tension between the U.S. and China, continued U.S. rate hikes, and fears over a hard “Brexit”. This combination led investors to fear slower global economic growth and move into more conservative asset classes. Additionally, emerging markets faced uncertain and polarizing elections in Brazil, Mexico, Colombia, and Turkey. The tide turned quickly, though, as investors saw progress on U.S. trade negotiations (with both China and Mexico) and the Federal Reserve Board pivoted to a dovish tone leading the market to reverse interest rate hiking expectations. We used the correction to identify dislocations between asset prices and fundamentals, and increase core positions.
Overall macro data for China has shown signs of softening over the past year, including consumer spending. Higher ticket discretionary items such as autos and home appliances have weakened more than other categories. Since July 2018, Chinese policymakers have shifted toward policy stimulus with a particular focus on supporting domestic consumption. Stimulus measures have included tax cuts, monetary easing and fiscal spending. We expect policy support to continue as uncertainties surrounding U.S.-China trade persists. Importantly, the Chinese government still has many levers it can utilize to stimulate the economy, particularly given that the stimulus, thus far, has been measured. Given that the Chinese policymakers’ long-term goal is to shift the economy to a more consumption-led model, consumption is expected to be the key beneficiary of further stimulus measures. In India, consumption activities saw strong improvement in 2018 following implementation of the Goods and Services Tax in July 2017. This was particularly evident in rural areas. As a result, leading consumer companies posted accelerating volume growth. Since late 2018, inflationary pressure has declined and the Reserve Bank of India has turned more dovish and reduced interest rates. Though consumption indicators have softened in more recent months, the medium to long-term outlook remains positive. Domestic demand conditions in South Korea and Taiwan remain subdued, with near term growth impacted by slowing global trade growth. Sluggish wage and employment growth is expected to hold back domestic consumer momentum. In the ASEAN region, positive trends have begun to emerge since late last year. In particular, we believe that President Joko Widodo’s re-election win in Indonesia should be viewed as a positive for the equity market as it will likely provide policy stability.
In emerging markets ex-Asia, the U.S. signed a new trade agreement with Mexico and Canada, erasing fears that President Trump would end the North American Free Trade Agreement (NAFTA) relationship. Brazil, for the first time in fourteen years, elected a market friendly President who supports fiscal responsibility and central bank autonomy. Russia’s central bank continued to keep inflation under control, which allowed for single digit interest rates, which stimulated borrowing and growth. Looking into the rest of 2019, we anticipate that the market will keep a close eye on elections in South Africa and Argentina. The latter which, along with Saudi Arabia, is entering the MSCI Emerging Market Index this June.
U.S.-China trade tensions remain a key downside risk, but our current base case is that the re-escalation in trade tensions is temporary and we see a continued gradual growth recovery. Increased tariffs will likely negatively impact growth; however, we believe that further easing policies will be able to mitigate some of these effects.
With fundamentals still intact, we saw the 2018 dislocation as a unique opportunity to build larger positions in high conviction holdings. We continue to see a rare combination of attractive valuations, improving growth expectations, and positive reform stories in emerging markets. We continue to find quality management teams focused on building sustainable businesses that take advantage of rising incomes, financial inclusion, changing spending patterns, and consumption. Overall, we are optimistic on emerging markets and firmly believe that a selective and active strategy is essential for responsibly navigating the asset class.
Association of Southeast Asia Nations (ASEAN) is the organization of countries in Southeast Asia set up to promote cultural, economic and political development in the region.
MSCI Emerging Markets (EM) Index captures large and mid cap representation across 24 Emerging Market countries.
Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. The performance quoted reflects fee waivers or expense reimbursements in effect and would have been lower in their absence. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2019

Risk Factors
Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Emerging Market Risk – Investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.
Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.
Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.
You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.
There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2019

Emerging Markets Great Consumer Fund
INVESTMENT OBJECTIVE
The Emerging Markets Great Consumer Fund (the “Fund”) seeks to achieve long-term capital growth.
FUND PERFORMANCE (AS OF 4/30/19)
	Average Annual Total Returns			Expense Ratios(a)
	One Year	Five Year	Since Inception (9/24/10)	Gross	Net
Class A (MECGX)	0.94%	5.13%	5.41%	1.72%	1.40%
Class A (with sales charge)(b)	-4.87%	3.89%	4.69%	1.72%	1.40%
Class C (MCCGX)	0.21%	4.35%	4.61%	2.47%	2.15%
Class C (with sales charge)(c)	-0.79%	4.35%	4.61%	2.47%	2.15%
Class I (MICGX)	1.25%	5.40%	5.67%	1.47%	1.15%
MSCI Emerging Markets Index(d)	-4.68%	4.42%	3.02%
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*
*
The chart represents historical performance of a hypothetical investment of  $10,000 in the Emerging Markets Great Consumer Fund and reflects the reinvestment of dividends and capital gains in the Fund.

(a)
The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2018. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2019, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund’s investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2019 can be found in the financial highlights.

(b)
Reflects the 5.75% maximum sales charge.

(c)
Reflects the 1.00% maximum deferred sales charge.

(d)
MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee waivers or reimbursements during the applicable periods. If such fee waivers or reimbursements had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Expense Examples (Unaudited)

As a Fund shareholder, you may incur three types of costs: (1) transaction costs, including wire redemption fees and sales charges, as applicable; (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and (3) other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of  $1,000 invested at November 1, 2018 and held for the entire period from November 1, 2018 through April 30, 2019.
The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund and share class in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your expenses would have been higher.
Fund		Beginning Account Value 11/1/18	Actual Ending Account Value 4/30/19	Hypothetical Ending Account Value 4/30/19	Actual Expenses Paid During Period 11/1/18 – 4/30/19(1)	Hypothetical Expenses Paid During Period 11/1/18 – 4/30/19(1)	Annualized Expense Ratio During Period 11/1/18 – 4/30/19
Emerging Markets Fund	Class A	$1,000.00	$1,142.10	$1,017.85	$7.44	$7.00	1.40%
	Class C	1,000.00	1,137.20	1,014.13	11.39	10.74	2.15%
	Class I	1,000.00	1,142.80	1,019.09	6.11	5.76	1.15%
Asia Fund	Class A	1,000.00	1,167.40	1,017.85	7.52	7.00	1.40%
	Class C	1,000.00	1,162.30	1,014.13	11.53	10.74	2.15%
	Class I	1,000.00	1,168.10	1,019.09	6.18	5.76	1.15%
Emerging Markets Great Consumer Fund	Class A	1,000.00	1,216.00	1,017.85	7.69	7.00	1.40%
	Class C	1,000.00	1,211.70	1,014.13	11.79	10.74	2.15%
	Class I	1,000.00	1,218.40	1,019.09	6.33	5.76	1.15%
(1)
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one-half year period).

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Fund	April 30, 2019

	Shares	Value
Common Stocks (93.1%)
3SBio, Inc. (Biotechnology)	491,000	$907,579
AIA Group Ltd. (Insurance)	236,200	2,407,317
AL Rajhi Bank (Banks)	20,769	415,380
Alibaba Group Holding Ltd. ADR* (Internet & Direct Marketing Retail)	16,786	3,114,977
Alsea SAB de CV* (Hotels, Restaurants & Leisure)	101,781	227,353
Azul SA ADR* (Airlines)	20,100	521,796
Banco do Brasil SA (Banks)	120,235	1,520,227
Baozun, Inc. ADR* (Internet & Direct Marketing Retail)	31,361	1,521,009
BOC Aviation Ltd. (Trading Companies & Distributors)	97,300	837,243
Capitec Bank Holdings Ltd. (Banks)	8,800	822,722
CD Projekt SA* (Entertainment)	10,700	602,024
Cemex SAB de CV ADR* (Construction Materials)	143,290	659,134
China Construction Bank Corp. (Banks)	2,574,000	2,273,927
China Mengniu Dairy Co. Ltd. (Food Products)	323,000	1,194,085
China Mobile Ltd. (Wireless Telecommunication Services)	76,500	728,966
China Petroleum & Chemical (Sinopec) (Oil, Gas & Consumable Fuels)	1,230,000	945,490
China Resources Gas Group Ltd. (Gas Utilities)	206,000	953,254
Clicks Group Ltd. (Food & Staples Retailing)	35,700	488,551
Companhia de Locacao das Americas (Road & Rail)	128,650	1,342,121
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)	456,000	878,924
CTBC Financial Holding Co. Ltd. (Banks)	1,362,000	932,243
Dabur India Ltd. (Personal Products)	213,072	1,219,678
DP Eurasia NV* (Hotels, Restaurants & Leisure)	519,614	612,434
FirstRand Ltd. (Diversified Financial Services)	128,195	608,898
Gail India Ltd. (Gas Utilities)	222,427	1,138,422
Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	117,000	874,759
Grupo Financiero Banorte Sab de CV (Banks)	147,700	936,006
HDFC Bank Ltd. (Banks)	51,826	1,726,969
Huya, Inc. ADR* (Entertainment)	42,166	1,007,346
ICICI Bank Ltd. (Banks)	390,931	2,290,626
IHH Healthcare Berhad (Health Care Providers & Services)	1,121,600	1,509,220
KAZ Minerals PLC (Metals & Mining)	144,177	1,215,464
Lemon Tree Hotels Ltd.* (Hotels, Restaurants & Leisure)	1,126,803	1,215,167
LG Chem Ltd. (Chemicals)	2,729	843,467
Mr. Price Group Ltd. (Specialty Retail)	57,631	873,202
Naspers Ltd. (Media)	8,301	2,122,119
Novatek OAO Spons GDR (Oil, Gas & Consumable Fuels)	6,800	1,310,360
Odisha Cement Ltd.* (Construction Materials)	77,643	1,282,045
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)	204,000	2,456,218
	Shares	Value
PT Bank Central Asia TBK (Banks)	624,400	$1,260,197
PT Telekomunikasi Indonesia Persero TBK (Diversified Telecommunication Services)	2,810,200	747,677
Raia Drogasil SA (Food & Staples Retailing)	73,500	1,285,524
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	91,971	1,841,901
Rumo SA* (Road & Rail)	371,627	1,715,711
SA SA International Holdings Ltd. (Specialty Retail)	1,180,000	400,127
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	29,162	928,790
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	52,413	2,057,478
Sberbank of Russia ADR (Banks)	69,230	989,643
SBI Life Insurance Co. Ltd. (Insurance)	212,858	1,958,369
Shanghai International Airport Co. Ltd., Class A (Transportation Infrastructure)	162,898	1,707,856
Shinhan Financial Group Ltd. (Banks)	22,444	847,415
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	17,768	1,201,774
Suzano SA (Paper & Forest Products)	87,000	907,614
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	245,000	2,053,560
TAL Education Group ADR* (Diversified Consumer Services)	35,586	1,368,993
Tencent Holdings Ltd. (Interactive Media & Services)	63,000	3,116,068
Tencent Music Entertainment Group ADR* (Entertainment)	60,330	1,037,676
Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	78,820	1,313,040
Tonghua Dongbao Pharmaceutical Co. Ltd. (Pharmaceuticals)	382,131	896,222
Vietnam Technological & Commercial Joint Stock Bank* (Banks)	20,000	20,743
Wal-Mart de Mexico Sab de CV (Food & Staples Retailing)	171,900	505,143
X5 Retail Group NV GDR (Food & Staples Retailing)	16,810	510,184
Yandex NV* (Interactive Media & Services)	26,280	983,660
TOTAL COMMON STOCKS (Cost $69,932,883)		76,192,087
Preferred Stock (1.4%)
Lojas Americanas SA (Multiline Retail)	277,100	1,114,620
TOTAL PREFERRED STOCK (Cost $1,193,949)		1,114,620
TOTAL INVESTMENTS (Cost $71,126,832) – 94.5%		77,306,707
Other Net Assets (Liabilities) – 5.5%		4,496,116
NET ASSETS – 100.0%		$81,802,823
*
Non-income producing security

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Fund	April 30, 2019

The Emerging Markets Fund invested in the following industries as of April 30, 2019:
	Value	% of Net Assets
Airlines	$521,796	0.6%
Banks	14,036,098	17.1%
Biotechnology	907,579	1.1%
Chemicals	843,467	1.0%
Construction Materials	1,941,179	2.4%
Diversified Consumer Services	1,368,993	1.7%
Diversified Financial Services	608,898	0.7%
Diversified Telecommunication Services	747,677	0.9%
Entertainment	2,647,046	3.2%
Food & Staples Retailing	2,789,402	3.4%
Food Products	1,194,085	1.5%
Gas Utilities	2,091,676	2.6%
Health Care Providers & Services	1,509,220	1.8%
Hotels, Restaurants & Leisure	2,929,713	3.6%
Insurance	6,821,904	8.2%
Interactive Media & Services	4,099,728	5.0%
Internet & Direct Marketing Retail	4,635,986	5.7%
Media	2,122,119	2.6%
Metals & Mining	1,215,464	1.5%
Multiline Retail	1,114,620	1.4%
Oil, Gas & Consumable Fuels	4,097,751	5.1%
Paper & Forest Products	907,614	1.1%
Personal Products	1,219,678	1.5%
Pharmaceuticals	1,775,146	2.2%
Road & Rail	3,057,832	3.7%
Semiconductors & Semiconductor Equipment	3,255,334	4.0%
Specialty Retail	1,273,329	1.6%
Technology Hardware, Storage & Peripherals	2,986,268	3.7%
Textiles, Apparel & Luxury Goods	1,313,040	1.6%
Trading Companies & Distributors	837,243	1.0%
Transportation Infrastructure	1,707,856	2.1%
Wireless Telecommunication Services	728,966	0.9%
Other Net Assets	4,496,116	5.5%
Total	$81,802,823	100.0%
The Emerging Markets Fund invested in securities with exposure to the following countries as of April 30, 2019:
	Value	% of Net Assets
Brazil	$8,407,613	10.3%
China	20,353,361	25.0%
Hong Kong	7,437,432	9.1%
India	13,986,217	17.2%
Indonesia	2,007,874	2.5%
Mexico	2,327,636	2.8%
Netherlands	612,434	0.7%
Poland	602,024	0.7%
Russia	3,793,847	4.6%
Saudi Arabia	415,380	0.5%
Singapore	837,243	1.0%
South Africa	4,915,492	6.0%
South Korea	7,388,144	9.0%
Taiwan	2,985,803	3.6%
United Kingdom	1,215,464	1.5%
Vietnam	20,743	—%^
Other Net Assets	4,496,116	5.5%
Total	$81,802,823	100.0%
^
Represents less than 0.05%.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Fund	April 30, 2019

	Shares	Value
Common Stocks (97.6%)
3SBio, Inc. (Biotechnology)	299,000	$552,680
AIA Group Ltd. (Insurance)	165,200	1,683,695
Alibaba Group Holding Ltd. ADR* (Internet & Direct Marketing Retail)	10,996	2,040,527
Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	32,438	567,405
Baozun, Inc. ADR* (Internet & Direct Marketing Retail)	12,998	630,403
BOC Aviation Ltd. (Trading Companies & Distributors)	59,200	509,401
China Construction Bank Corp. (Banks)	1,650,000	1,457,645
China Mengniu Dairy Co. Ltd. (Food Products)	218,000	805,915
China Mobile Ltd. (Wireless Telecommunication Services)	51,000	485,977
China Petroleum & Chemical (Sinopec) (Oil, Gas & Consumable Fuels)	656,000	504,262
China Resources Gas Group Ltd. (Gas Utilities)	116,000	536,784
Cipla Ltd. (Pharmaceuticals)	4,622	37,550
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)	286,000	551,255
CTBC Financial Holding Co. Ltd. (Banks)	824,000	564,000
Ctrip.com International Ltd. ADR* (Internet & Direct Marketing Retail)	11,615	511,641
Dabur India Ltd. (Personal Products)	111,854	640,281
DBS Group Holdings Ltd. (Banks)	63,088	1,310,661
Gail India Ltd. (Gas Utilities)	107,336	549,365
Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	57,000	426,165
HDFC Bank Ltd. (Banks)	29,149	971,316
Huya, Inc. ADR* (Entertainment)	22,505	537,645
ICICI Bank Ltd. (Banks)	243,427	1,426,339
IHH Healthcare Berhad (Health Care Providers & Services)	690,100	928,595
Indian Oil Corp. Ltd. (Oil, Gas & Consumable Fuels)	234,000	531,786
Lemon Tree Hotels Ltd.* (Hotels, Restaurants & Leisure)	505,428	545,064
LG Chem Ltd. (Chemicals)	1,656	511,829
Meituan Dianping, Class B* (Internet & Direct Marketing Retail)	10,200	74,116
Odisha Cement Ltd.* (Construction Materials)	36,989	610,764
	Shares	Value
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)	142,000	$1,709,720
PT Bank Central Asia TBK (Banks)	416,300	840,198
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	43,689	874,958
SA SA International Holdings Ltd. (Specialty Retail)	554,000	187,856
Samsonite International SA (Textiles, Apparel & Luxury Goods)	49,200	141,118
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	18,942	603,290
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	33,716	1,323,526
Samsung Sdi Co. Ltd. (Electronic Equipment, Instruments & Components)	1,804	365,279
SBI Life Insurance Co. Ltd. (Insurance)	128,227	1,179,734
Shanghai International Airport Co. Ltd., Class A (Transportation Infrastructure)	108,477	1,137,295
Shinhan Financial Group Ltd. (Banks)	14,910	562,955
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	12,339	834,573
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	151,000	1,265,663
TAL Education Group ADR* (Diversified Consumer Services)	20,361	783,288
Tencent Holdings Ltd. (Interactive Media & Services)	35,400	1,750,934
Tencent Music Entertainment Group ADR* (Entertainment)	27,991	481,445
Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	35,005	583,138
Tonghua Dongbao Pharmaceutical Co. Ltd. (Pharmaceuticals)	234,073	548,978
Vietnam Technological & Commercial Joint Stock Bank* (Banks)	20,000	20,743
TOTAL COMMON STOCKS (Cost $32,624,473)		35,697,757
TOTAL INVESTMENTS (Cost $32,624,473) – 97.6%		35,697,757
Other Net Assets (Liabilities) – 2.4%		894,298
NET ASSETS – 100.0%		$36,592,055
*
Non-income producing security

ADR
American Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Fund	April 30, 2019

The Asia Fund invested in the following industries as of April 30, 2019:
	Value	% of Net Assets
Banks	$7,153,857	19.6%
Biotechnology	552,680	1.5%
Chemicals	511,829	1.4%
Construction Materials	610,764	1.7%
Diversified Consumer Services	783,288	2.1%
Electronic Equipment, Instruments & Components	365,279	1.0%
Entertainment	1,019,090	2.8%
Food Products	805,915	2.2%
Gas Utilities	1,086,149	3.0%
Health Care Providers & Services	1,496,000	4.1%
Hotels, Restaurants & Leisure	971,229	2.7%
Insurance	4,573,149	12.5%
Interactive Media & Services	1,750,934	4.8%
Internet & Direct Marketing Retail	3,256,687	8.8%
Oil, Gas & Consumable Fuels	1,911,006	5.2%
Personal Products	640,281	1.7%
Pharmaceuticals	1,137,783	3.1%
Semiconductors & Semiconductor Equipment	2,100,236	5.8%
Specialty Retail	187,856	0.5%
Technology Hardware, Storage & Peripherals	1,926,816	5.3%
Textiles, Apparel & Luxury Goods	724,256	2.0%
Trading Companies & Distributors	509,401	1.4%
Transportation Infrastructure	1,137,295	3.1%
Wireless Telecommunication Services	485,977	1.3%
Other Net Assets	894,298	2.4%
Total	$36,592,055	100.0%
The Asia Fund invested in securities with exposure to the following countries as of April 30, 2019:
	Value	% of Net Assets
China	$12,720,579	34.7%
Hong Kong	4,818,765	13.2%
India	8,517,700	23.3%
Indonesia	840,198	2.3%
Singapore	1,820,062	5.0%
South Korea	5,130,047	14.0%
Taiwan	1,829,663	5.0%
Vietnam	20,743	0.1%
Other Net Assets	894,298	2.4%
Total	$36,592,055	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2019

	Shares	Value
Common Stocks (95.6%)
AIA Group Ltd. (Insurance)	656,200	$6,687,895
AL Rajhi Bank (Banks)	92,461	1,849,220
Alibaba Group Holding Ltd. ADR* (Internet & Direct Marketing Retail)	140,870	26,141,245
Alsea SAB de CV* (Hotels, Restaurants & Leisure)	662,172	1,479,125
Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	277,472	4,853,532
Asian Paints Ltd. (Chemicals)	490,219	10,313,488
Banco do Brasil SA (Banks)	478,275	6,047,211
Britannia Industries Ltd. (Food Products)	257,498	10,722,758
Capitec Bank Holdings Ltd. (Banks)	39,200	3,664,854
CD Projekt SA* (Entertainment)	46,000	2,588,140
China International Travel Service Corp. Ltd., Class A (Hotels, Restaurants & Leisure)	932,018	10,720,531
China Merchants Bank Co. Ltd. (Banks)	803,500	3,979,345
Chongqing Fuling Zhacai Group Co. Ltd., Class A (Food Products)	1,188,362	5,060,875
Clicks Group Ltd. (Food & Staples Retailing)	161,700	2,212,850
Companhia de Locacao das Americas (Road & Rail)	418,600	4,366,979
CP All Public Co. Ltd. (Food & Staples Retailing)*	1,815,000	4,406,609
Credicorp Ltd. (Banks)	14,720	3,487,168
Crompton Greaves Consumer Electricals (Household Durables)	1,063,030	3,632,536
Ctrip.com International Ltd. ADR* (Internet & Direct Marketing Retail)	164,770	7,258,118
DP Eurasia NV* (Hotels, Restaurants & Leisure)	1,776,200	2,093,489
FirstRand Ltd. (Diversified Financial Services)	620,709	2,948,232
Foshan Haitian Flavouring & Food Co. Ltd., A Shares* (Food Products)	1,046,598	13,870,128
Godrej Consumer Products Ltd. (Personal Products)	822,013	7,704,060
Grupo Financiero Banorte Sab de CV (Banks)	758,600	4,807,410
HDFC Bank Ltd. (Banks)	369,309	12,306,282
Hindustan Unilever Ltd. (Household Products)	492,549	12,448,608
Huya, Inc. ADR* (Entertainment)	50,656	1,210,172
Jiangsu Hengrui Medicine Co. Ltd., Class A (Pharmaceuticals)	1,221,741	11,923,980
Jollibee Foods Corp. (Hotels, Restaurants & Leisure)	732,680	4,283,576
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A (Food Products)	817,768	4,376,044
KAZ Minerals PLC (Metals & Mining)	506,974	4,273,972
Lojas Renner SA (Multiline Retail)	453,400	5,356,839
	Shares	Value
Mr. Price Group Ltd. (Specialty Retail)	197,947	$2,999,214
Naspers Ltd. (Media)	36,334	9,288,645
New Oriental Education & Technology Group, Inc. ADR* (Diversified Consumer Services)	126,759	12,100,414
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)	1,016,500	12,238,948
PT Bank Central Asia TBK (Banks)	4,205,100	8,486,951
PT Kalbe Farma TBK (Pharmaceuticals)	34,308,535	3,721,073
PT Unilever Indonesia TBK (Household Products)	1,203,647	3,844,573
Raia Drogasil SA (Food & Staples Retailing)	346,500	6,060,325
Rumo SA* (Road & Rail)	1,504,911	6,947,811
Sberbank of Russia ADR (Banks)	369,106	5,276,371
Shanghai International Airport Co. Ltd., Class A (Transportation Infrastructure)	1,146,181	12,016,798
Shenzhou International Group (Textiles, Apparel & Luxury Goods)	531,900	7,139,916
Suzano SA (Paper & Forest Products)	288,700	3,011,817
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	394,000	3,302,460
TAL Education Group ADR* (Diversified Consumer Services)	360,196	13,856,740
TCS Group Holdings PLC GDR (Banks)	195,555	3,891,545
Tencent Holdings Ltd. (Interactive Media & Services)	547,600	27,085,066
Vietnam Dairy Products JSC (Food Products)	1,314,496	7,327,532
Wal-Mart de Mexico Sab de CV (Food & Staples Retailing)	1,118,400	3,286,514
X5 Retail Group NV GDR (Food & Staples Retailing)	90,980	2,761,243
Yandex NV* (Interactive Media & Services)	114,101	4,270,800
TOTAL COMMON STOCKS (Cost $305,740,866)		365,990,027
Preferred Stock (1.0%)
Lojas Americanas SA (Multiline Retail)	934,300	3,758,171
TOTAL PREFERRED STOCK (Cost $3,740,909)		3,758,171
TOTAL INVESTMENTS (Cost $309,481,775) – 96.6%		369,748,198
Other Net Assets (Liabilities) – 3.4%		12,961,984
NET ASSETS – 100.0%		$382,710,182
*
Non-income producing security

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2019

The Emerging Markets Great Consumer Fund invested in the following industries as of April 30, 2019:
	Value	% of Net Assets
Banks	$53,796,357	14.0%
Chemicals	10,313,488	2.7%
Diversified Consumer Services	25,957,154	6.8%
Diversified Financial Services	2,948,232	0.8%
Entertainment	3,798,312	1.0%
Food & Staples Retailing	18,727,541	5.0%
Food Products	41,357,337	10.8%
Health Care Providers & Services	4,853,532	1.3%
Hotels, Restaurants & Leisure	18,576,721	4.8%
Household Durables	3,632,536	0.9%
Household Products	16,293,181	4.3%
Insurance	18,926,843	4.9%
Interactive Media & Services	31,355,866	8.2%
Internet & Direct Marketing Retail	33,399,363	8.8%
Media	9,288,645	2.3%
Metals & Mining	4,273,972	1.1%
Multiline Retail	9,115,010	2.4%
Paper & Forest Products	3,011,817	0.8%
Personal Products	7,704,060	2.0%
Pharmaceuticals	15,645,053	4.1%
Road & Rail	11,314,790	2.9%
Semiconductors & Semiconductor Equipment	3,302,460	0.9%
Specialty Retail	2,999,214	0.8%
Textiles, Apparel & Luxury Goods	7,139,916	1.9%
Transportation Infrastructure	12,016,798	3.1%
Other Net Assets	12,961,984	3.4%
Total	$382,710,182	100.0%
The Emerging Markets Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2019:
	Value	% of Net Assets
Brazil	$35,549,153	9.3%
China	168,978,320	44.2%
Cyprus	3,891,545	1.0%
Hong Kong	6,687,895	1.7%
India	61,981,264	16.2%
Indonesia	16,052,597	4.2%
Mexico	9,573,049	2.5%
Netherlands	2,093,489	0.5%
Peru	3,487,168	0.9%
Philippines	4,283,576	1.1%
Poland	2,588,140	0.7%
Russia	12,308,414	3.2%
Saudi Arabia	1,849,220	0.5%
South Africa	21,113,795	5.5%
Taiwan	3,302,460	0.9%
Thailand	4,406,609	1.2%
United Kingdom	4,273,972	1.1%
Vietnam	7,327,532	1.9%
Other Net Assets	12,961,984	3.4%
Total	$382,710,182	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Assets and Liabilities	April 30, 2019

	Emerging Markets Fund	Asia Fund	Emerging Markets Great Consumer Fund
Assets:
Investments, at value (Cost $71,126,832, $32,624,473 and $309,481,775)	$77,306,707	$35,697,757	$369,748,198
Foreign currency, at value (Cost $255,908, $725 and $972,606)	256,203	725	972,518
Cash	3,458,262	678,103	11,178,415
Dividends and interest receivable	39,979	18,506	261,119
Receivable for investments sold	746,203	248,244	2,097,912
Receivable for capital shares issued	877,947	18,064	1,213,892
Reclaims receivable	4,101	55,858	11,422
Prepaid expenses	39,619	31,911	63,901
Total Assets	82,729,021	36,749,168	385,547,377
Liabilities:
Payable for investments purchased	741,765	—	633,156
Payable for capital shares redeemed	72,498	63,133	1,297,493
Payable to Manager	51,671	43,688	223,526
Deferred foreign taxes	9,763	—	534,355
Accrued expenses:
Administration	5,753	5,753	5,753
Distribution	2,598	3,193	20,441
Fund accounting	1,043	15,912	6,475
Transfer agent	12,447	7,811	40,486
Custodian	8,565	3,625	20,115
Legal and audit fees	7,948	6,589	19,578
Trustee	179	133	507
Other	11,968	7,276	35,310
Total Liabilities	926,198	157,113	2,837,195
Net Assets	$81,802,823	$36,592,055	$382,710,182
Net Assets consist of:
Paid in Capital	$87,237,727	$40,410,172	$342,046,820
Total distributable earnings/(loss)	(5,434,904)	(3,818,117)	40,663,362
Net Assets	$81,802,823	$36,592,055	$382,710,182
Net Assets:
Class A	$2,898,367	$2,843,632	$27,673,031
Class C	2,466,350	3,157,111	18,555,636
Class I	76,438,106	30,591,312	336,481,515
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):
Class A	249,073	273,538	1,841,288
Class C	227,313	330,603	1,317,647
Class I	6,457,229	2,856,917	21,940,013
Net Asset Value (redemption price per share):
Class A	$11.64	$10.40	$15.03
Class C(a)	$10.85	$9.55	$14.08
Class I	$11.84	$10.71	$15.34
Maximum Sales Charge:
Class A	5.75%	5.75%	5.75%
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent per share):
Class A	$12.35	$11.03	$15.95
Amounts shown as “—” are either $0 or round to $0.
(a)
Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Statements of Operations	For the year ended April 30, 2019

	Emerging Markets Fund	Asia Fund	Emerging Markets Great Consumer Fund
Investment Income:
Dividend income	$1,197,597	$755,755	$3,861,244
Interest income	3,637	1,045	13,419
Foreign tax withholding	(94,258)	(55,418)	(267,520)
Total Investment Income	1,106,976	701,382	3,607,143
Expenses:
Manager fees	763,690	437,145	2,948,702
Administration fees	70,000	70,000	70,000
Distribution fees – Class A	13,335	11,034	73,713
Distribution fees – Class C	18,907	38,368	174,856
Fund accounting fees	44,867	57,286	58,959
Transfer agent fees	87,530	47,933	316,410
Custodian fees	85,938	41,531	201,771
Trustee fees	37,179	20,131	131,818
Legal and audit fees	42,485	24,330	149,713
State registration and filing fees	53,892	48,588	74,323
Line of credit fees	16,667	6,662	1,116
Other fees	50,023	34,724	165,628
Total Expenses before fee reductions	1,284,513	837,732	4,367,009
Waivers and/or reimbursements from the Manager	(323,715)	(219,657)	(628,729)
Fees voluntarily reduced by the Administrator	(33,333)	(33,333)	(33,333)
Total Net Expenses	927,465	584,742	3,704,947
Net Investment Income (Loss)	179,511	116,640	(97,804)
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized gains (losses) on investments	(11,288,390)	(3,271,053)	(6,493,431)
Net realized gains (losses) on foreign currency transactions	(185,149)	(139,931)	(836,954)
Foreign taxes on realized gains (losses)	(689)	(17,562)	(88,431)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	4,192,536	(3,414,345)	18,000,093
Net Change in foreign taxes on unrealized gains (losses)	24,921	119,440	(444,459)
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	(7,256,771)	(6,723,451)	10,136,818
Change in Net Assets Resulting From Operations	$(7,077,260)	$(6,606,811)	$10,039,014
Amounts shown as “—” are either $0 or round to $0.
See accompanying notes to financial statements

Mirae Asset Discovery Funds
Statements of Changes in Net Assets	For the Periods Indicated

	Emerging Markets Fund		Asia Fund
	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2019	Year Ended April 30, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$179,511	$(480)	$116,640	$(47,174)
Net realized gains (losses) on investments	(11,288,390)	3,824,397	(3,271,053)	13,325,397
Net realized gains (losses) on foreign currency transactions	(185,149)	(126,535)	(139,931)	(112,878)
Foreign taxes on realized gains	(689)	(16,342)	(17,562)	(83,711)
Change in unrealized appreciation/depreciation on investments, foreign currency transactions and foreign taxes	4,217,457	412,713	(3,294,905)	(7,632,780)
Change in net assets resulting from operations	(7,077,260)	4,093,753	(6,606,811)	5,448,854
Distributions to Shareholders:
Class A	(119,879)	—	(648,820)	—
Class C	(95,745)	—	(544,194)	—
Class I	(2,788,205)	—	(4,720,045)	—
Change in net assets from distributions	(3,003,829)	—	(5,913,059)	—
Change in net assets from capital transactions	18,828,085	46,499,935	(14,292,168)	44,249,223
Change in net assets	8,746,996	50,593,688	(26,812,038)	49,698,077
Net Assets(a):
Beginning of period	73,055,827	22,462,139	63,404,093	13,706,016
End of period	$81,802,823	$73,055,827	$36,592,055	$63,404,093
Capital Transactions:
Class A
Proceeds from shares issued	$5,460,635	$5,020,692	$611,196	$750,533
Proceeds from shares issued in merger	—	—	—	6,629,940
Dividends reinvested	103,971	—	634,818	—
Cost of shares redeemed	(6,277,299)	(381,090)	(3,279,279)	(1,965,089)
Class C
Proceeds from shares issued	1,341,817	1,892,566	140,829	231,396
Proceeds from shares issued in merger	—	—	—	4,693,976
Dividends reinvested	95,745	—	508,076	—
Cost of shares redeemed	(980,763)	(148,080)	(1,376,553)	(535,100)
Class I
Proceeds from shares issued	75,706,610	48,536,816	10,474,158	7,141,449
Proceeds from shares issued in merger	—	—	—	47,381,496
Dividends reinvested	1,664,769	—	4,405,638	—
Cost of shares redeemed	(58,287,400)	(8,420,969)	(26,411,051)	(20,079,378)
Change in net assets resulting from capital transactions	$18,828,085	$46,499,935	$(14,292,168)	$44,249,223
Share Transactions:
Class A
Issued	432,751	364,221	53,788	55,678
Shares issued in merger	—	—	—	501,846
Reinvested	10,284	—	71,569	—
Redeemed	(565,484)	(30,474)	(306,086)	(139,622)
Class C
Issued	130,352	149,191	13,131	18,293
Shares issued in merger	—	—	—	377,341
Reinvested	10,132	—	62,188	—
Redeemed	(87,503)	(12,356)	(136,110)	(41,661)
Class I
Issued	6,562,145	3,572,459	951,149	502,141
Shares issued in merger	—	—	—	3,510,677
Reinvested	162,100	—	482,545	—
Redeemed	(5,198,066)	(618,446)	(2,300,752)	(1,447,642)
Change in shares	1,456,711	3,424,595	(1,108,578)	3,337,051
Amounts shown as “—” are either $0 or round to $0.
(a)
Prior year accumulated net investment income (loss) has been removed to conform with current year Regulation S-X presentation changes. For the year ended April 30, 2018, accumulated net investment income (loss) for the Emerging Markets Fund and the Asia Fund was $(13,271) and $—, respectively.

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Statements of Changes in Net Assets	For the Periods Indicated

	Emerging Markets Great Consumer Fund
	Year Ended April 30, 2019	Year Ended April 30, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$(97,804)	$(723,271)
Net realized gains (losses) on investments	(6,493,431)	16,725,236
Net realized gains (losses) on foreign currency transactions	(836,954)	(352,146)
Foreign taxes on realized gains	(88,431)	(86,165)
Change in unrealized appreciation/depreciation on investments, foreign currency transactions and foreign taxes	17,555,634	23,865,114
Change in net assets resulting from operations	10,039,014	39,428,768
Change in net assets from capital transactions	91,496,624	96,165,027
Change in net assets	101,535,638	135,593,795
Net Assets(a):
Beginning of period	281,174,544	145,580,749
End of period	$382,710,182	$281,174,544
Capital Transactions:
Class A
Proceeds from shares issued	$14,568,692	$32,687,374
Cost of shares redeemed	(31,427,088)	(6,088,335)
Class C
Proceeds from shares issued	6,098,819	4,583,133
Cost of shares redeemed	(5,627,929)	(3,179,409)
Class I
Proceeds from shares issued	201,019,136	110,159,868
Cost of shares redeemed	(93,135,006)	(41,997,604)
Change in net assets resulting from capital transactions	$91,496,624	$96,165,027
Share Transactions:
Class A
Issued	1,056,958	2,197,936
Redeemed	(2,248,329)	(438,411)
Class C
Issued	465,065	336,455
Redeemed	(443,901)	(251,080)
Class I
Issued	14,419,238	7,525,575
Redeemed	(6,853,247)	(2,894,203)
Change in shares	6,395,784	6,476,272
Amounts shown as “—” are either $0 or round to $0.
(a)
Prior year accumulated net investment income (loss) has been removed to conform with current year Regulation S-X presentation changes. For the year ended April 30, 2018, accumulated net investment income (loss) for the Emerging Markets Great Consumer Fund was $(670,030).

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Financial Highlights FOR THE PERIODS INDICATED	Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From					Ratios of Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(b)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Net Assets, End of Period (000’s)	Portfolio Turnover(c)
Emerging Markets Fund
Class A
Year Ended April 30, 2019	$13.16	0.02	(1.06)	(1.04)	—	(0.48)	(0.48)	$11.64	(7.31)%	1.43%(d)	0.18%	1.87%	$2,898	156%
Year Ended April 30, 2018	$10.80	(0.03)	2.39	2.36	—	—	—	$13.16	21.85%	1.50%	(0.22)%	2.08%	$4,889	72%
Year Ended April 30, 2017	$8.87	(0.03)	1.96	1.93	—	—	—	$10.80	21.76%	1.56%(e)	(0.31)%	6.81%	$408	111%
Year Ended April 30, 2016	$10.46	(0.05)	(1.54)	(1.59)	—	—	—	$8.87	(15.20)%	1.70%	(0.56)%	6.15%	$438	105%
Year Ended April 30, 2015	$9.52	0.06	0.88	0.94	—	—	—	$10.46	9.87%	1.73%(f)	0.56%	5.71%	$402	99%
Class C
Year Ended April 30, 2019	$12.40	(0.08)	(0.99)	(1.07)	—	(0.48)	(0.48)	$10.85	(8.01)%	2.18%(d)	(0.78)%	2.69%	$2,466	156%
Year Ended April 30, 2018	$10.26	(0.11)	2.25	2.14	—	—	—	$12.40	20.86%	2.25%	(0.93)%	2.92%	$2,162	72%
Year Ended April 30, 2017	$8.49	(0.09)	1.86	1.77	—	—	—	$10.26	20.85%	2.32%(e)	(1.06)%	6.48%	$385	111%
Year Ended April 30, 2016	$10.10	(0.11)	(1.50)	(1.61)	—	—	—	$8.49	(15.94)%	2.45%	(1.30)%	6.30%	$1,355	105%
Year Ended April 30, 2015	$9.26	(0.05)	0.89	0.84	—	—	—	$10.10	9.07%	2.47%(f)	(0.53)%	6.08%	$761	99%
Class I
Year Ended April 30, 2019	$13.39	0.03	(1.07)	(1.04)	(0.03)	(0.48)	(0.51)	$11.84	(7.14)%	1.18%(d)	0.27%	1.66%	$76,438	156%
Year Ended April 30, 2018	$10.96	—(g)	2.43	2.43	—	—	—	$13.39	22.17%	1.25%	0.03%	1.94%	$66,004	72%
Year Ended April 30, 2017	$8.98	0.02	1.96	1.98	—	—	—	$10.96	22.05%	1.32%(e)	0.18%	3.43%	$21,669	111%
Year Ended April 30, 2016	$10.57	(0.01)	(1.58)	(1.59)	—	—	—	$8.98	(15.04)%	1.45%	(0.14)%	3.59%	$4,709	105%
Year Ended April 30, 2015	$9.60	0.05	0.92	0.97	—	—	—	$10.57	10.10%	1.47%(f)	0.43%	2.85%	$9,800	99%
Asia Fund
Class A
Year Ended April 30, 2019	$13.69	0.01	(1.53)	(1.52)	—	(1.77)	(1.77)	$10.40	(8.84)%	1.43%(d)	0.11%	2.02%	$2,844	129%
Year Ended April 30, 2018	$10.93	(0.05)	2.81	2.76	—	—	—	$13.69	25.25%	1.50%	(0.39)%	2.14%	$6,221	177%(h)
Year Ended April 30, 2017	$9.35	(0.02)	1.60	1.58	—	—	—	$10.93	16.90%	1.56%(e)	(0.19)%	4.66%	$398	113%
Year Ended April 30, 2016	$11.90	(0.06)	(1.94)	(1.99)	—	(0.56)	(0.56)	$9.35	(16.86)%	1.70%	(0.58)%	5.55%	$499	95%
Year Ended April 30, 2015	$11.38	0.06	1.98	2.04	—	(1.52)	(1.52)	$11.90	19.30%	1.70%	0.48%	5.42%	$553	100%
Class C
Year Ended April 30, 2019	$12.85	(0.07)	(1.46)	(1.53)	—	(1.77)	(1.77)	$9.55	(9.55)%	2.18%(d)	(0.67)%	2.76%	$3,157	129%
Year Ended April 30, 2018	$10.34	(0.15)	2.66	2.51	—	—	—	$12.85	24.27%	2.25%	(1.14)%	2.90%	$5,031	177%(h)
Year Ended April 30, 2017	$8.91	(0.09)	1.52	1.43	—	—	—	$10.34	16.05%	2.32%(e)	(0.97)%	6.12%	$387	113%
Year Ended April 30, 2016	$11.46	(0.12)	(1.87)	(1.99)	—	(0.56)	(0.56)	$8.91	(17.51)%	2.45%	(1.25)%	8.41%	$292	95%
Year Ended April 30, 2015	$11.08	(0.10)	2.00	1.90	—	(1.52)	(1.52)	$11.46	18.54%	2.45%	(0.83)%	7.39%	$476	100%
Class I
Year Ended April 30, 2019	$14.00	0.04	(1.56)	(1.52)	—	(1.77)	(1.77)	$10.71	(8.64)%	1.18%(d)	0.37%	1.75%	$30,591	129%
Year Ended April 30, 2018	$11.15	—(g)	2.85	2.85	—	—	—	$14.00	25.56%	1.25%	(0.03)%	2.02%	$52,152	177%(h)
Year Ended April 30, 2017	$9.52	—(g)	1.63	1.63	—	—	—	$11.15	17.12%	1.32%(e)	0.01%	2.27%	$12,922	113%
Year Ended April 30, 2016	$12.07	(0.04)	(1.96)	(1.99)	—	(0.56)	(0.56)	$9.52	(16.61)%	1.45%	(0.35)%	2.22%	$24,688	95%
Year Ended April 30, 2015	$11.50	(0.03)	2.12	2.09	—	(1.52)	(1.52)	$12.07	19.55%	1.45%	(0.22)%	2.82%	$29,119	100%
(a)
Calculated using the average shares method.

(b)
Total Return reflects any fee waivers or reimbursements during the applicable period and would have been lower in their absence.

(c)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)
The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2018 and the higher limit in effect prior to that date. See Note 3 in the Notes to Financial Statements.

(e)
The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2016 and the higher limit in effect prior to that date.

(f)
The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2014 and the higher limit in effect prior to that date.

(g)
Amount is less than $0.005.

(h)
Asia Fund acquired the net assets of another series of the Trust during the year ended April 30, 2018. This acquisition did not affect its portfolio turnover ratio.

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Financial Highlights FOR THE PERIODS INDICATED	Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From					Ratios of Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(b)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Net Assets, End of Period (000’s)	Portfolio Turnover(c)
Emerging Markets Great Consumer Fund
Class A
Year Ended April 30, 2019	$14.89	—(d)	0.14	0.14	—	—	—	$15.03	0.94%	1.43%(e)	—(d)	1.66%	$27,673	46%
Year Ended April 30, 2018	$11.82	(0.08)	3.15	3.07	—	—	—	$14.89	25.97%	1.50%	(0.53)%	1.78%	$45,145	52%
Year Ended April 30, 2017	$10.44	(0.06)	1.44	1.38	—	—	—	$11.82	13.22%	1.56%(f)	(0.51)%	2.05%	$15,047	55%
Year Ended April 30, 2016	$13.05	(0.07)	(2.54)	(2.61)	—	—	—	$10.44	(20.00)%	1.70%	(0.68)%	1.92%	$20,970	68%
Year Ended April 30, 2015	$11.76	(0.05)	1.40	1.35	—	(0.06)	(0.06)	$13.05	11.53%	1.77%(g)	(0.39)%	2.10%	$23,701	63%
Class C
Year Ended April 30, 2019	$14.05	(0.12)	0.15	0.03	—	—	—	$14.08	0.21%	2.18%(e)	(0.93)%	2.41%	$18,556	46%
Year Ended April 30, 2018	$11.24	(0.16)	2.97	2.81	—	—	—	$14.05	25.00%	2.25%	(1.20)%	2.53%	$18,221	52%
Year Ended April 30, 2017	$10.00	(0.13)	1.37	1.24	—	—	—	$11.24	12.40%	2.32%(f)	(1.24)%	2.80%	$13,616	55%
Year Ended April 30, 2016	$12.60	(0.15)	(2.45)	(2.60)	—	—	—	$10.00	(20.63)%	2.45%	(1.44)%	2.67%	$20,246	68%
Year Ended April 30, 2015	$11.44	(0.15)	1.37	1.22	—	(0.06)	(0.06)	$12.60	10.71%	2.49%(g)	(1.28)%	2.80%	$23,875	63%
Class I
Year Ended April 30, 2019	$15.15	—(d)	0.19	0.19	—	—	—	$15.34	1.25%	1.18%(e)	0.03%	1.41%	$336,482	46%
Year Ended April 30, 2018	$12.00	(0.03)	3.18	3.15	—	—	—	$15.15	26.25%	1.25%	(0.23)%	1.53%	$217,808	52%
Year Ended April 30, 2017	$10.57	(0.03)	1.46	1.43	—	—	—	$12.00	13.53%	1.32%(f)	(0.25)%	1.73%	$116,917	55%
Year Ended April 30, 2016	$13.19	(0.05)	(2.57)	(2.62)	—	—	—	$10.57	(19.86)%	1.45%	(0.45)%	1.59%	$137,602	68%
Year Ended April 30, 2015	$11.85	(0.04)	1.44	1.40	—	(0.06)	(0.06)	$13.19	11.86%	1.48%(g)	(0.33)%	1.69%	$170,275	63%
(a)
Calculated using the average shares method.

(b)
Total Return reflects any fee waivers or reimbursements during the applicable period and would have been lower in their absence.

(c)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)
Amount is less than $0.005.

(e)
The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2018 and the higher limit in effect prior to that date. See Note 3 in the Notes to Financial Statements.

(f)
The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2016 and the higher limit in effect prior to that date.

(g)
The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2014 and the higher limit in effect prior to that date.

See accompanying notes to financial statements

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2019

1. Organization
Mirae Asset Discovery Funds (the “Trust”) is organized as a Delaware statutory trust pursuant to a Declaration of Trust dated April 7, 2010. The Trust is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”). As of April 30, 2019, the Trust is comprised of the following three funds: Emerging Markets Fund, Asia Fund and Emerging Markets Great Consumer Fund. Each may be referred to individually as a “Fund” and collectively as the “Funds.” Three other funds, the Emerging Markets Corporate Debt Fund, the Mirae Asset Emerging Markets Great Consumer VIT Fund, and the Mirae Asset Emerging Markets VIT Fund, have not yet commenced operations.
Each Fund is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest of no par value. Each Fund offers three classes of shares: Class A Shares, Class C Shares, and Class I Shares. Class A, Class C and Class I Shares are identical except as to sales charges, distribution and other expenses borne by each class and voting rights on matters affecting a single class of Shares, and the exchange privilege of each class of shares. Class A Shares of the Funds have a maximum sales charge of 5.75% as a percentage of the offering price. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares that are no longer subject to a deferred sales charge may be converted to Class A Shares of the same Fund on the basis of relative net asset values. No sales charges are assessed with respect to Class I Shares of the Funds.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, the Trust expects any risk of loss to be remote.
2. Significant Accounting Policies
The Funds are investment companies and accordingly follow accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investments Companies, as amended. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and income and expenses during the reporting period. Actual results could differ from these estimates.
Investment Valuation
The Funds record investments at fair value. Fair value is defined as the value that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.
Equity securities (e.g., preferred and common stocks), exchange-traded funds and rights listed on a national securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at their last sale price on the relevant exchange as of the close of regular trading on that exchange. All equity securities that are not traded on a listed exchange or automated quotation system are valued at the last sale price at the close of the U.S. market (i.e., usually the close of the regular trading on the New York Stock Exchange (“NYSE”)) on each day the NYSE is open for trading. On a day that a security does not trade, then the mean between the bid and the asked prices will be used as long as it continues to reflect the value of the security. In the event that market quotations are not readily available, or if the mean between the bid and the asked prices of a non-exchange listed security does not reflect the value of the security, “fair value” of the security will be determined in accordance with fair value procedures approved by the Board of Trustees of the Trust (the “Board”, and the members thereof, the “Trustees”).
Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices are used since they are the most representative of the daily trading activity. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes, or the last sale price where appropriate; otherwise fair value will be determined in accordance with fair value procedures approved by the Board.
The Funds may invest in American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of depositary receipts, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). These depositary receipts are certificates evidencing ownership of shares of a foreign issuer, and serve as an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.
Redeemable securities issued by open-end investment companies are valued at the last calculated net asset value, with the exception of securities issued by exchange-traded open-end investment companies, which are priced as equity securities as described above.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2019

Securities for which market quotations are not readily available (including securities for which Mirae Asset Global Investments (USA) LLC (the “Manager”) determines that the closing market prices do not represent the securities’ current value because of an intervening “significant event”) will be valued at fair value pursuant to valuation procedures approved by the Board. Circumstances in which market quotations may not be readily available include, but are not limited to, when the security’s trading has been halted or suspended, when the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates the net asset value. The Manager believes that foreign securities values may be affected by volatility that occurs in global markets on a trading day after the close of any given foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service or by the Manager’s Valuation Committee, in accordance with a valuation policy approved by the Board, to take those factors into account.
Each Fund uses fair value pricing to seek to ensure that such Fund’s net asset value reflects the value of its underlying portfolio securities. There can be no assurance, however, that a fair value used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s net asset value by short-term traders.
The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:
■
Level 1 — quoted prices in active markets for identical assets

■
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

■
Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
Pursuant to the valuation procedures noted previously, equity securities, including foreign equity securities, are generally categorized as a Level 1 security in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as a Level 2 security).
A summary of the valuations as of April 30, 2019, based upon the three levels defined above, are identified below for each Fund.
	Level 1	Level 2	Level 3	Total Investments
Emerging Markets Fund
Common Stocks*	$76,192,087	$—	$—	$76,192,087
Preferred Stock*	1,114,620	—	—	1,114,620
Total Investments	$77,306,707	$—	$—	$77,306,707
Asia Fund
Common Stocks*	$35,697,757	$—	$—	$35,697,757
Total Investments	$35,697,757	$—	$—	$35,697,757
Emerging Markets Great Consumer Fund
Common Stocks*	$365,990,027	$—	$—	$365,990,027
Preferred Stock*	3,758,171	—	—	3,758,171
Total Investments	$369,748,198	$—	$—	$369,748,198

*
For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

For the year ended April 30, 2019, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end.
Foreign Currency Transactions
The accounting records of the Funds are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:
i)
value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii)
purchases and sales of investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2019

The Funds do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.
Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. Withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Fund intends to, if reasonable, undertake any procedural steps required to claim the benefits of such treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.
Investment Transactions and Related Income
Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discount. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income and capital gains on some foreign securities may be subject to foreign withholdings taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.
Allocations
Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis.
The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.
Distributions to Shareholders
Each of the Funds intends to declare and distribute net investment income at least annually, if any, and distribute net realized capital gains, if any, annually.
The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net ordinary loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales, tax treatment of passive foreign investment companies (“PFICs”)) do not require a reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.
Federal Income Taxes
Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Each Fund intends to make timely distributions in order to avoid tax liability.
Management of the Funds has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in previous tax years remain subject to examination by tax authorities (generally three years for federal income tax purposes). The determination has been made that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2019

3. Transactions with Affiliates and other Servicing Arrangements
The Trust, on behalf of each Fund, has entered into an Investment Management Agreement between the Manager and the Trust (the “Investment Management Agreement”). Under this agreement, each Fund pays the Manager a fee, accrued daily and payable monthly at an annualized rate of the average daily net assets of each Fund as listed below:
Emerging Markets Fund	0.99%*
Asia Fund	0.95%**
Emerging Markets Great Consumer Fund	0.99%*

*
Rate in effect as of August 31, 2018. Prior to that date, the rate was 0.06% higher than that stated above.

**
Rate in effect as of August 31, 2018. Prior to that date, the rate was 0.05% higher than that stated above.

The Manager, with respect to each of the Funds, has entered into a sub-management agreement with Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong” or the “Sub-Manager”) to manage all or a portion of the investments of each Fund.
The Manager has contractually agreed to waive advisory expenses and otherwise reimburse expenses of the Funds in order to limit the annual operating expenses (excluding interest expense, taxes, brokerage commissions, acquired fund fees and expenses and certain other Fund expenses) through August 31, 2019 as follows:
	Class A	Class C	Class I
Emerging Markets Fund	1.40%*	2.15%*	1.15%*
Asia Fund	1.40%*	2.15%*	1.15%*
Emerging Markets Great Consumer Fund	1.40%*	2.15%*	1.15%*

*
Limit in effect as of August 31, 2018. Prior to that date, the expense limitation for this share class was 0.10% higher than that stated above.

Waivers and reimbursements under this agreement are accrued daily and paid monthly.
Additionally, pursuant to the expense limitation agreement, each Fund has agreed to repay amounts waived or reimbursed by the Manager with respect to such Fund for a period of up to three fiscal years after such waiver or reimbursement was made. Such repayments are subject to approval by the Board, and are permissible to the extent such repayments would not cause the expenses of a Fund to exceed the limits described above. As of April 30, 2019, the repayments that may potentially be made by the Funds are as follows:
	Expires 4/30/20	Expires 4/30/21	Expires 4/30/22	Total
Emerging Markets Fund	$192,681	$241,525	$323,715	$757,921
Asia Fund	221,569	242,174	219,657	683,400
Emerging Markets Great Consumer Fund	677,501	564,223	628,729	1,870,453
Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., serves as the Trust’s administrator and fund accounting agent and receives fees for such services in accordance with a master services agreement with the Trust, on behalf of the Funds. Citi voluntarily waived a portion of its fees during the period ended April 30, 2019 as indicated on each Fund’s Statement of Operations under the caption “Fees voluntarily reduced by the Administrator.” Each Fund’s ratio of net expenses to average net assets was unaffected by these voluntary waivers due to contractual expense limit described above.
FIS Investor Services LLC (“FIS”) serves as transfer agent for the Funds under a transfer agency agreement and receives fees for its services.
Citi also receives fees for certain additional services and reimbursement for out-of-pocket expenses. Citibank, N.A. serves as custodian for the Funds. For its services as custodian, the Funds pay Citibank, N.A. a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges. Such percentages vary by the jurisdiction in which the assets are held.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2019

The Funds have an uncommitted $15,000,000 demand line of credit facility with Citibank, N.A., expiring August 1, 2019. Borrowings under this facility bear interest at rates determined at the time of such borrowings, if any. During the year ended April 30, 2019, the following borrowings were repaid.
	Amount Borrowed	Date of Borrowing		Interest Rate
		Start	End
Emerging Markets Fund	$800,000	September 20, 2018	September 25, 2018	2.972%
Emerging Markets Fund	500,000	September 21, 2018	September 25, 2018	2.975%
Emerging Markets Fund	500,000	September 24, 2018	September 25, 2018	3.041%
Emerging Markets Fund	600,000	November 7, 2018	November 9, 2018	3.214%
Emerging Markets Fund	4,500,000	December 10, 2018	December 11, 2018	3.182%
Emerging Markets Fund	11,500,000	January 2, 2019	January 3, 2019	3.416%
Emerging Markets Fund	1,000,000	February 19, 2019	February 20, 2019	3.415%
Asia Fund	500,000	October 29, 2018	October 29, 2018	3.210%
Asia Fund	300,000	November 14, 2018	November 15, 2018	3.219%
Asia Fund	600,000	November 16, 2018	November 19, 2018	3.210%
Asia Fund	300,000	December 4, 2018	December 7, 2018	3.221%
Asia Fund	600,000	December 17, 2018	December 18, 2018	3.299%
Asia Fund	2,000,000	December 24, 2018	December 26, 2018	3.421%
Asia Fund	500,000	February 14, 2019	February 15, 2019	3.429%
Asia Fund	250,000	March 22, 2019	March 22, 2019	3.412%
Emerging Markets Great Consumer Fund	500,000	October 30, 2018	October 30, 2018	3.197%
Emerging Markets Great Consumer Fund	1,500,000	October 31, 2018	October 31, 2018	3.218%
Interest charged under this facility during the year ended April 30, 2019 are identified as Line of credit fees on the accompanying Statements of Operations.
Funds Distributor, LLC (the “Distributor”) serves as the distributor of each Fund. The Trust, on behalf of each Fund, has adopted plans with respect to Class A and Class C Shares that allow each Fund to pay distribution fees for marketing, distribution and sale of those share classes under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to its shareholders. Class A Shares pay a 12b-1 fee at an annual rate of 0.25% of average daily net assets. Class C Shares pay a 12b-1 fee at an annual rate of 1.00% of average daily net assets. The Distributor may use up to 0.25% for shareholder servicing of Class C Shares and up to 0.75% may be used for distribution of Class C Shares. The distributor received commissions from the sale of Class A and Class C Shares of the Funds during the year ended April 30, 2019 as follows:
	Class A	Class C
Emerging Markets Fund	$342	$—
Asia Fund	21	—
Emerging Markets Great Consumer Fund	7,188	—
For the year ended April 30, 2019, the brokerage commissions paid by each Fund to broker/dealers affiliated with the Manager on the execution of each Fund’s purchases and sales of portfolio investments were as follows:
	Name of Affiliate Broker/Dealer	Aggregate Amount of Brokerage Commissions Paid to Affiliate
Emerging Markets Fund	Mirae Asset Securities (Hong Kong) Ltd.	$19,733
Asia Fund	Mirae Asset Securities (Hong Kong) Ltd.	16,625
Emerging Markets Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	13,768
Certain officers and Trustees of the Trust are officers of the Manager or Citi and receive no compensation from the Funds for such services.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2019

4. Securities Transactions
The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended April 30, 2019 were as follows:
	Purchases	Sales
Emerging Markets Fund	$128,945,372	$114,127,448
Asia Fund	57,069,724	77,535,631
Emerging Markets Great Consumer Fund	218,834,156	129,432,326
5. Investment Risks
Asset Allocation Risk
Each Fund’s ability to achieve its investment objective will depend, in part on the investment manager’s ability to select the best asset allocation of assets across the various developed and emerging markets. This is a risk that the manager’s evaluations and assumptions may be incorrect in view of actual market condition.
Concentration Risk
Concentration risk results from maintaining exposure to a limited number of issuers, industries, market sectors, countries or geographical regions. A fund that concentrates its investments will be more susceptible to risks associated with that concentration and will be more sensitive to adverse impact from credit risk relating to such issuers than a fund that is more diversified. Funds that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. These Funds may be more volatile than a more geographically diversified fund. The Schedules of Portfolio Investments provide information on each Fund’s holdings, including industry and/or geographical composition, as relevant.
Emerging Markets Risks
The risks of foreign investments are typically greater in less developed countries. Risks of investment in developing or emerging economies and markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in great price volatility; (iii) certain national policies that may restrict the Funds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Funds’ loss of their entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds; and (viii) higher levels of inflation, deflation or currency devaluation relative to more developed markets.
Equity Securities Risk
Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.
Foreign Securities Risk
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risk arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Growth Investing Risk
Investments in growth-focused companies may be more volatile than other stocks or the market as a whole. Growth-focused companies may be in early stages of business development or have smaller market capitalizations causing their securities to be more sensitive to economic downturns in the broader market. The price of securities issued by growth-focused companies may be more sensitive to the companies’ current or expected earnings.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2019

6. Federal Income Tax Information
At April 30, 2019, the Funds had net capital loss carryforwards (“CLCFs”) for federal income tax purposes which are available to reduce the future capital gain distributions to shareholders.
CLCFs originating in the current tax year and not subject to expiration:
	Short-Term Amount	Long-Term Amount	Total
Emerging Markets Fund	$7,724,685	$—	$7,724,685
Asia Fund	6,090,683	—	6,090,683
Emerging Markets Great Consumer Fund	16,857,433	—	16,857,433
Under current tax law, capital losses and net investment losses realized after October 31 and December 31, respectively, of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds’ deferred losses are as follows:
	Post October Loss Deferred	Late Year Ordinary Loss Deferred	Total
Emerging Markets Fund	$—	$20,344	$20,344
Emerging Markets Great Consumer Fund	—	804,089	804,089
As of April 30, 2019, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments as indicated:
	Total Distributable Earnings/(Loss)	Paid in Capital
Asia Fund	$(1)	$1
Emerging Markets Greater Consumer Fund	889,131	(889,131)
The tax character of distributions paid to shareholders during the tax year ended April 30, 2019 were as follows:
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Markets Fund	$2,006,359	$997,470	$3,003,829	$3,003,829
Asia Fund	806,479	5,106,580	5,913,059	5,913,059
There were no distributions paid to shareholders during the tax year ended April 30, 2018.
As of April 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:
	Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
Emerging Markets Fund	$—	$—	$(7,745,027)	$2,310,123	$(5,434,904)
Asia Fund	57,516	57,516	(6,090,683)	2,215,050	(3,818,117)
Emerging Markets Great Consumer Fund	—	—	(17,661,522)	58,324,884	40,663,362

(a)
The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and PFICs.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2019

At April 30, 2019, the tax cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:
	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Fund	$74,983,795	$7,796,957	$(5,474,045)	$2,322,912
Asia Fund	33,474,164	3,658,031	(1,434,438)	2,223,593
Emerging Markets Great Consumer Fund	310,880,441	64,818,095	(5,950,338)	58,867,757
7. Control Ownership and Principal Holders
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of April 30, 2019, the Funds have individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), and representing ownership as follows:
Beneficial Ownership
Asia Fund	52%
Emerging Markets Great Consumer Fund	28%
8. Subsequent Events
Management evaluated subsequent events through the date these financial statements were issued and concluded no such events require recognition or disclosure in these financial statements.

Mirae Asset Discovery Funds
April 30, 2019

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
Mirae Asset Discovery Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Mirae Asset Discovery Funds, comprising Emerging Markets Fund, Asia Fund and Emerging Markets Great Consumer Fund (the “Funds”) as of April 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
The Funds’ financial highlights for the years ended April 30, 2017, and prior, were audited by other auditors whose report dated June 26, 2017, expressed an unqualified opinion on the financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Funds’ auditor since 2017.
COHEN & COMPANY, LTD.
Cleveland, Ohio
June 26, 2019

Mirae Asset Discovery Funds
Supplemental Information (unaudited)	April 30, 2019

Additional Federal Income Tax Information
For the year ended April 30, 2019, the following Funds paid qualified dividend income for purposes of reduced individual federal tax rates of:
Amount
Emerging Markets Fund	29.26%
Asia Fund	48.21%
For corporate shareholders the percentage of the total ordinary income dividends paid during the fiscal year ended April 30, 2019, qualify for the corporate dividends received deductions for the following Funds:
Amount
Emerging Markets Fund	0.89%
Asia Fund	1.04%
For the fiscal year ended April 30, 2019, the following Funds designated short-term capital gain distributions in the following amounts:
Amount
Emerging Markets Fund	$1,841,635
Asia Fund	806,476
For the fiscal year ended April 30, 2019, the following Funds designated long-term capital gain distributions in the following amounts:
Amount
Emerging Markets Fund	$997,470
Asia Fund	5,106,580
The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on April 30, 2019 are as follows:
	Foreign Source Income	Foreign Tax Expense
Emerging Markets Fund	$0.17	$0.01
Asia Fund	0.21	0.02
Emerging Markets Greater Consumer Fund	0.16	0.01
The pass-through of this foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2019. These shareholders will receive more detailed information along with their 2019 Form 1099-DIV.

Mirae Asset Discovery Funds
Trustees and Officers (Unaudited)	April 30, 2019

Board of Trustees:
Name and Year of Birth*	Positions(s) Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held
Independent Trustees:
Enrique R. Arzac (1941)	Trustee and Chairman of the Audit Committee	2010 to present	Professor of Finance and Economics at the Graduate School of Business, Columbia University since 1971 (Professor Emeritus since 2015).	6	Director of Adams Diversified Equity Fund; Director of Adams Natural Resources Fund; Director of Credit Suisse Asset Management Funds (two closed-end funds, eight open-end funds and one variable annuity fund, each an investment company) from 1990 to 2017; Director of Aberdeen Asset Management-advised Funds (six closed-end investment companies) from 2009 – 2018; Director of Credit Suisse Next Investors, LLC (private investment company); Director of Credit Suisse Park View BDC, Inc. (private business development company) from 2015 to 2017; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013; Director of ETF Securities USA LLC (investment company) since April 2018
John F. McNamara (1942)	Trustee	Trustee (2010 to present); Chairman of the Board (2010 to 2019)	Retired	6	None
Keith M. Schappert (1951)	Trustee, Chairman of the Board and Chairman of the Nominating and Governance Committee	Trustee (2010 to present); Chairman of the Board (January 2019 to present)	President of Schappert Consulting LLC (investment industry consulting) since 2008	6	Director of The Commonfund (investment management); Director of Calamos Asset Management, Inc. (investment management) from August 2012 to March 2017; Director of the Angel Oak Flexible Income Fund (investment management); Director of Metropolitan Series Fund, Inc. from August 2009 to June 2015 (investment management); Director of Met Investors Series Trust from April 2012 to June 2015 (investment management)
Interested Trustees:
Peter T.C. Lee (1965)	Trustee	August 2016 to present	Chief Executive Officer and Chief Investment Officer of Mirae Asset Global Investments (USA) LLC since November 2016 and Head of Emerging Markets Investment Strategist from February 2011 to May 2012; Executive Managing Director (Chief Investment Officer), Global Investments Unit, of Mirae Asset Global Investments Co. Ltd. since May 2012	6	None

Mirae Asset Discovery Funds
Trustees and Officers (Unaudited)	April 30, 2019

Officers:
Name and Year of Birth*	Positions(s) Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Peter T.C. Lee (1965)	President	2016 to present	Chief Executive Officer and Chief Investment Officer of Mirae Asset Global Investments (USA) LLC since November 2016 and Head of Emerging Markets Investment Strategist from February 2011 to May 2012; Executive Managing Director (Chief Investment Officer), Global Investments Unit, of Mirae Asset Global Investments Co. Ltd. since May 2012
Robert Shea (1966)	Vice President Secretary	August 2016 to Present March 2013 to August 2016	Chief Marketing Officer of Mirae Asset Global Investments (USA) LLC since January 2018, Chief Operating Officer from March 2013 to January 2018 and Head of Finance and Operations from July 2009 to March 2013; Chief Financial Officer of Horizons ETFs Management (US) LLC since February 2017; Director and Executive Vice President of Horizons ETFs Management (USA) LLC from October 2012 to February 2017
Thomas N. Calabria (1968)	Secretary Chief Compliance Officer	August 2016 to present February 2017 to Present	Chief Compliance Officer of Mirae Asset Global Investments LLC since May 2014 and Horizons ETFs Management (US) LLC since February 2017; Chief Compliance Officer of Horizons ETFs Management (USA) LLC from May 2014 to February 2017; Chief Compliance Officer of Burnham Asset Management from 2007 to 2014 and Burnham Investors Trust from 2006 to 2014.
Joel Engle (1965)	Treasurer	2010 to present	Senior Vice President of Citi Fund Services Ohio, Inc. since December 2007.
*
The business address of each Trustee and Officer is 625 Madison Avenue, 3rd Floor, New York, NY 10022.

The Funds’ Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free (888) 335-3417 or at http://investments.miraeasset.us.

Mirae Asset Discovery Funds

To Make Investments
Regular Mail:
Mirae Asset Discovery Funds
P.O. Box 183165
Columbus, Ohio 43218-3165

Express, Registered or
Certified Mail:
Mirae Asset Discovery Funds
4249 Easton Way, Ste. 400
Columbus, Ohio 43219
Phone Number:
1-888-335-3417

This report is submitted for the general information of the shareholders of the Mirae Asset Discovery Funds (the “Trust”). It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit www.miraeasset.com.
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-335-3417; and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how each Fund (or the Funds) voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling 1-888-335-3417, and on the Trust’s website at http://investments.miraeasset.us.
The Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available, free of charge, on the Commission’s website at sec.gov.
Mirae Asset Discovery Funds are distributed by Funds Distributor, LLC.
04/19

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13 (a)(1).

(b)	During the period covered by the report, with respect to the Registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Enrique R. Arzac, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Arzac was appointed to the board effective 2010.

Item 4. Principal Accountant Fees and Services.

For the fiscal years ended April 30, 2018 and April 30, 2019, the aggregate fees billed by Cohen & Company, Ltd. for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the tables below.

(a)	Audit Fees:

2018	$37,500
2019	$37,500

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

2018	$0
2019	$0

(c)	Tax Fees:

2018	$10,500
2019	$10,500

Represents the aggregate tax fee billed for professional services rendered by Cohen & Company, Ltd. for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant. Tax fees for 2018 and 2019 are for recurring fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(d)	All Other Fees:

2018	$0
2019	$0

For the fiscal years ended April 30, 2018 and April 30, 2019, there were no fees billed for professional services rendered by Cohen & Company, Ltd. to the Registrant, other than the services reported in (a) through (c) of this item.

(e)(1)	Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the Mirae Asset Discovery Funds’ Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	None of the services summarized in (b)-(d) above, were approved by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(c) of Regulation S-X.

(f)	Not applicable

(g)	For the fiscal years ended April 30, 2018 and April 30, 2019, the Aggregate non-audit fees billed by Cohen & Company, Ltd. for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $0 and $0, respectively.

(h)	Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)	Separate certifications by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)__Mirae Asset Discovery Funds_____________________________

By (Signature and Title) _  /s/ Peter T.C. Lee______________________________

Peter T.C. Lee, President and Principal Executive Officer

Date _June 26, 2019________________________________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title) __/s/ Peter T.C. Lee _____________________________

Peter T.C. Lee, President and Principal Executive Officer

Date _June 26, 2019________________________________________________

By (Signature and Title) __/s/ Joel B. Engle__________________________________________

Joel B. Engle, Treasurer and Principal Financial and Accounting Officer

Date _June 26, 2019________________________________________________